[LOGO] Excelsior Funds



           [LOGO OF EXCELSIOR FUNDS] INTERNATIONAL EQUITY PORTFOLIOS


                              SEMI-ANNUAL REPORT

                              September 30, 2002

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
STATEMENTS OF ASSETS AND LIABILITIES.......................................   1
STATEMENTS OF OPERATIONS...................................................   2
STATEMENTS OF CHANGES IN NET ASSETS........................................   3
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS.................   4
PORTFOLIOS OF INVESTMENTS
   International Fund......................................................   6
   Latin America Fund......................................................   9
   Pacific/Asia Fund.......................................................  11
   Pan European Fund.......................................................  13
   Emerging Markets Fund...................................................  15
NOTES TO FINANCIAL STATEMENTS..............................................  18

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

.. Initial Purchase and Prospectus Information and Shareholder Services
  1-800-446-1012 (From overseas, call 617-483-7297)
.. CurrentPrice and Yield Information 1-800-446-1012
.. InternetAddress: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

      Excelsior Funds
      P.O. Box 8529
      Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

Excelsior Funds, Inc.
Statements of Assets and Liabilities
September 30, 2002 (Unaudited)



                                                                          Latin                       Pan         Emerging
                                                        International    America    Pacific/Asia    European      Markets
                                                            Fund          Fund          Fund          Fund          Fund
                                                        ------------- ------------  ------------  ------------  -----------
ASSETS:
 Investments, at cost-see accompanying portfolios...... $161,534,112  $ 10,804,772  $ 34,254,533  $ 53,577,828  $27,573,065
                                                        ============  ============  ============  ============  ===========
 Investments, at value (Note 1)........................ $119,681,080  $  6,100,196  $ 29,510,498  $ 35,557,557  $22,279,594
 Repurchase Agreements, at value (Note 1)..............    7,151,000            --     2,258,000     1,123,000      816,000
 Foreign currency (cost $513,311, $0, $10,534, $9,454
  and $759,021, respectively)..........................      492,613            --        10,303         9,497      738,344
 Cash..................................................           --        94,914       287,290            --      272,784
 Dividends receivable..................................      280,361        43,759        66,695       105,536       60,547
 Interest receivable...................................          332            --           105            52           38
 Receivable for investments sold.......................           --            --            --     1,062,191           --
 Receivable for fund shares sold.......................      151,275           610       291,902           181        5,240
 Withholding tax receivable............................      311,223            --            --       125,818        1,644
 Unrealized appreciation on forward foreign currency
  exchange contracts (Note 1)..........................      431,040            --       134,973            --        1,986
 Unamortized organizational costs (Note 6).............           --            --            --            --        2,094
 Receivable due from Adviser...........................           --         6,472            --            --           --
                                                        ------------  ------------  ------------  ------------  -----------
   Total Assets........................................  128,498,924     6,245,951    32,559,766    37,983,832   24,178,271
LIABILITIES:
 Payable for investments purchased.....................      281,364            --       513,767       335,712      601,136
 Due to custodian bank.................................        7,722            --            --         4,302           --
 Payable for fund shares redeemed......................      389,897        14,901        30,176       140,427       82,115
 Investment advisory fees payable (Note 2).............       98,806            --        13,736        31,148       18,826
 Administration fees payable (Note 2)..................       19,376         1,078         4,430         6,189        3,312
 Administrative servicing fees payable (Note 2)........       19,090         1,274         4,071         3,999        5,035
 Directors' fees payable (Note 2)......................          242            12            60            71           45
 Unrealized depreciation on forward foreign currency
  exchange contracts (Note 1)..........................           --            --            --           382           --
 Accrued expenses and other payables...................      130,758        36,589        60,469        69,831       74,453
                                                        ------------  ------------  ------------  ------------  -----------
 Total Liabilities.....................................      947,255        53,854       626,709       592,061      784,922
                                                        ------------  ------------  ------------  ------------  -----------
NET ASSETS............................................. $127,551,669  $  6,192,097  $ 31,933,057  $ 37,391,771  $23,393,349
                                                        ============  ============  ============  ============  ===========
NET ASSETS consist of:
 Undistributed (distributions in excess of) net
  investment income.................................... $   (956,150) $     50,802  $   (211,019) $    282,883  $    20,690
 Accumulated net realized loss on investments and
  foreign currency translations........................  (96,013,827)  (29,952,186)  (31,276,859)  (24,515,990)  (4,180,581)
 Unrealized depreciation of investments and foreign
  currency translations................................  (34,253,078)   (4,711,219)   (2,353,847)  (16,873,240)  (4,498,614)
 Par value (Note 5)....................................       17,100         1,707         5,528         6,571        5,935
 Paid-in capital in excess of par value................  258,757,624    40,802,993    65,769,254    78,491,547   32,045,919
                                                        ------------  ------------  ------------  ------------  -----------
   Total Net Assets.................................... $127,551,669  $  6,192,097  $ 31,933,057  $ 37,391,771  $23,393,349
                                                        ============  ============  ============  ============  ===========
 Shares of Common Stock Outstanding (Note 5)...........   17,099,579     1,707,137     5,527,993     6,570,807    5,934,770
NET ASSET VALUE PER SHARE..............................        $7.46         $3.63         $5.78         $5.69        $3.94
                                                               =====         =====         =====         =====        =====


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Statements of Operations
Six Months Ended September 30, 2002 (Unaudited)


                                                                              Latin                      Pan         Emerging
                                                             International   America    Pacific/Asia   European      Markets
                                                                 Fund         Fund          Fund         Fund          Fund
                                                             ------------- -----------  ------------ ------------  -----------
INVESTMENT INCOME:
 Dividend income............................................ $  2,139,624  $   170,772  $   368,677  $    768,318  $   341,229
 Interest income............................................       48,725        1,393       14,881        15,577       13,120
 Less: Foreign taxes withheld...............................     (237,383)     (11,619)     (39,576)      (87,939)     (33,955)
                                                             ------------  -----------  -----------  ------------  -----------
   Total Income.............................................    1,950,966      160,546      343,982       695,956      320,394
EXPENSES:
 Investment advisory fees (Note 2)..........................      773,647       39,166      122,712       252,183       94,198
 Administration fees (Note 2)...............................      155,430        9,921       29,083        57,592       25,586
 Administrative servicing fees (Note 2).....................      128,622        7,831       23,218        20,489       37,063
 Custodian fees.............................................       77,394        7,445       30,356        21,062       35,868
 Shareholder servicing agent fees (Note 2)..................       30,514        9,895       14,597        19,340        3,788
 Shareholder reports........................................       16,987        1,032        3,569         5,090        3,261
 Legal and audit fees.......................................       11,932          602        4,819         2,546        1,235
 Registration and filing fees...............................        7,560        6,849        5,842         6,839        6,597
 Directors' fees and expenses (Note 2)......................        1,331          105          280           550          572
 Amortization of organization costs (Note 6)................           --           --           --            --        4,165
 Miscellaneous expenses.....................................        6,044          696        1,283         1,955        1,190
                                                             ------------  -----------  -----------  ------------  -----------
   Total Expenses...........................................    1,209,461       83,542      235,759       387,646      213,523
 Fees waived and reimbursed by:
   Investment adviser (Note 2)..............................      (85,294)          --           --       (10,086)          --
   Administrators (Note 2)..................................      (32,292)      (2,047)      (6,295)      (10,782)      (5,167)
                                                             ------------  -----------  -----------  ------------  -----------
   Net Expenses.............................................    1,091,875       81,495      229,464       366,778      208,356
                                                             ------------  -----------  -----------  ------------  -----------
NET INVESTMENT INCOME.......................................      859,091       79,051      114,518       329,178      112,038
                                                             ------------  -----------  -----------  ------------  -----------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS (Note 1):
 Net realized (loss):
   Security transactions....................................  (25,572,862)    (906,198)  (1,578,565)   (6,179,421)    (877,001)
   Foreign currency transactions............................     (139,226)     (22,504)     (12,989)      (18,306)     (19,134)
                                                             ------------  -----------  -----------  ------------  -----------
 Total net realized (loss)..................................  (25,712,088)    (928,702)  (1,591,554)   (6,197,727)    (896,135)
 Change in unrealized appreciation/ depreciation of
  investments and foreign currency translations during the
  period (net of foreign tax on unrealized appreciation:
  $103,177, $0, $11,014, $0 and $0, respectively)...........  (13,866,433)  (3,416,525)  (3,521,039)  (10,789,772)  (5,222,635)
                                                             ------------  -----------  -----------  ------------  -----------
 Net realized and unrealized (loss) on investments and
  foreign currency transactions.............................  (39,578,521)  (4,345,227)  (5,112,593)  (16,987,499)  (6,118,770)
                                                             ------------  -----------  -----------  ------------  -----------
 Net (decrease) in net assets resulting from operations..... $(38,719,430) $(4,266,176) $(4,998,075) $(16,658,321) $(6,006,732)
                                                             ============  ===========  ===========  ============  ===========


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Statements of Changes in Net Assets



                                                                  Latin                      Pan         Emerging
                                                International    America    Pacific/Asia   European      Markets
                                                    Fund          Fund          Fund         Fund          Fund
                                                -------------  -----------  ------------ ------------  -----------
Six Months Ended September 30, 2002
 (Unaudited)
Net investment income.......................... $     859,091  $    79,051  $   114,518  $    329,178  $   112,038
Net realized (loss) on investments and foreign
 currency transactions.........................   (25,712,088)    (928,702)  (1,591,554)   (6,197,727)    (896,135)
Change in unrealized appreciation/depreciation
 of investments and foreign currency
 translations during the period................   (13,866,433)  (3,416,525)  (3,521,039)  (10,789,772)  (5,222,635)
                                                -------------  -----------  -----------  ------------  -----------
Net (decrease) in net assets resulting from
 operations....................................   (38,719,430)  (4,266,176)  (4,998,075)  (16,658,321)  (6,006,732)
Distributions to shareholders:
 From net investment income....................      (498,214)    (106,622)    (230,735)     (200,073)     (37,498)
Increase (decrease) in net assets from fund
 share transactions (Note 5)...................      (511,074)  (3,425,269)  13,621,146    (3,698,080)   6,590,709
                                                -------------  -----------  -----------  ------------  -----------
Net increase (decrease) in net assets..........   (39,728,718)  (7,798,067)   8,392,336   (20,556,474)     546,479
NET ASSETS:
 Beginning of period...........................   167,280,387   13,990,164   23,540,721    57,948,245   22,846,870
                                                -------------  -----------  -----------  ------------  -----------
 End of period (1)............................. $ 127,551,669  $ 6,192,097  $31,933,057  $ 37,391,771  $23,393,349
                                                =============  ===========  ===========  ============  ===========
--------
 (1) Including undistributed (distributions in
  excess of) net investment income............. $    (956,150) $    50,802  $  (211,019) $    282,883  $    20,690
                                                =============  ===========  ===========  ============  ===========
Year Ended March 31, 2002
Net investment income.......................... $     997,829  $   409,874  $    92,576  $    222,681  $   107,109
Net realized gain (loss) on investments and
 foreign currency transactions.................   (70,035,219)   1,720,723   (9,408,997)  (18,387,167)    (463,005)
Change in unrealized appreciation/depreciation
 of investments and foreign currency
 translations during the year..................    34,871,786      (58,415)   8,943,082     9,406,884    2,187,148
                                                -------------  -----------  -----------  ------------  -----------
Net increase (decrease) in net assets resulting
 from operations...............................   (34,165,604)   2,072,182     (373,339)   (8,757,602)   1,831,252
Distributions to shareholders:
 From net investment income....................    (1,493,874)    (687,401)     (57,409)           --      (56,117)
 From net realized gain on investments.........   (12,822,376)          --           --    (6,092,926)          --
Increase (decrease) in net assets from fund
 share transactions (Note 5)...................   (86,304,673)  (9,566,829)  (8,023,858)  (38,861,190)   8,814,148
                                                -------------  -----------  -----------  ------------  -----------
Net increase (decrease) in net assets..........  (134,786,527)  (8,182,048)  (8,454,606)  (53,711,718)  10,589,283
NET ASSETS:
 Beginning of year.............................   302,066,914   22,172,212   31,995,327   111,659,963   12,257,587
                                                -------------  -----------  -----------  ------------  -----------
 End of year (2)............................... $ 167,280,387  $13,990,164  $23,540,721  $ 57,948,245  $22,846,870
                                                =============  ===========  ===========  ============  ===========
--------
 (2) Including undistributed (distributions in
  excess of) net investment income............. $  (1,177,801) $   100,877  $   (81,813) $    172,084  $   (34,716)
                                                =============  ===========  ===========  ============  ===========


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios



For a Fund share outstanding throughout each period.

                                         Net Asset    Net        Net Realized               Dividends   Distributions
                                          Value,   Investment   and Unrealized   Total From  From Net      From Net
                                         Beginning   Income     Gain (Loss) on   Investment Investment Realized Gain on
                                         of Period   (Loss)      Investments     Operations   Income     Investments
                                         --------- ----------   --------------   ---------- ---------- ----------------
INTERNATIONAL FUND -- (7/21/87*)
 Year Ended March 31,
 1998...................................  $11.34     $ 0.04         $ 2.11         $ 2.15     $(0.06)       $(0.43)
 1999...................................   13.00       0.01          (0.42)         (0.41)     (0.07)         --
 2000...................................   12.52      (0.03)          7.57           7.54       --           (0.04)
 2001...................................   20.02      (0.05)         (7.49)         (7.54)     (0.13)        (0.60)
 2002...................................   11.75       0.03          (1.43)         (1.40)     (0.08)        (0.52)
 Six Months Ended September 30, 2002
  (Unaudited)...........................    9.75       0.04          (2.30)         (2.26)     (0.03)         --
LATIN AMERICA FUND -- (12/31/92*)
 Year Ended March 31,
 1998...................................  $ 9.46     $ 0.10         $ 1.22         $ 1.32     $(0.02)       $(0.16)
 1999...................................   10.60       0.21          (5.29)         (5.08)     (0.18)        (0.57)
 2000...................................    4.77       0.03           2.53           2.56      (0.13)         --
 2001...................................    7.20       0.10          (1.98)         (1.88)      --            --
 2002...................................    5.32       0.14           0.70           0.84      (0.19)         --
 Six Months Ended September 30, 2002
  (Unaudited)...........................    5.97       0.05          (2.33)         (2.28)     (0.06)         --
PACIFIC/ASIA FUND -- (12/31/92*)
 Year Ended March 31,
 1998...................................  $ 9.09     $ 0.01         $(2.52)        $(2.51)    $(0.06)         --
 1999...................................    6.52       --(5)          0.29           0.29      (0.20)         --
 2000...................................    6.61       0.02           5.26           5.28       --            --
 2001...................................   11.89      (0.06)(5)      (4.88)(5)      (4.94)     (0.36)         --
 2002...................................    6.59       0.02(5)        0.09(5)(7)     0.11      (0.02)         --
 Six Months Ended September 30, 2002
  (Unaudited)...........................    6.68       0.02(5)       (0.87)(5)      (0.85)     (0.05)         --
PAN EUROPEAN FUND -- (12/31/92*)
 Year Ended March 31,
 1998...................................  $10.94     $(0.01)        $ 4.01         $ 4.00       --          $(0.81)
 1999...................................   14.13         --          (1.26)         (1.26)      --           (0.48)
 2000...................................   12.39      (0.03)          4.90           4.87       --           (1.30)
 2001...................................   15.96      (0.05)         (5.12)         (5.17)    $(0.03)        (1.32)
 2002...................................    9.44       0.02          (0.77)         (0.75)      --           (0.56)
 Six Months Ended September 30, 2002
  (Unaudited)...........................    8.13       0.05          (2.46)         (2.41)     (0.03)         --
EMERGING MARKETS FUND -- (01/02/98*)
 Period Ended March 31, 1998............  $ 7.00         --              --          --         --            --
 Year Ended March 31,
 1999...................................    7.00     $ 0.07         $(2.95)        $(2.88)    $(0.08)         --
 2000...................................    4.04      (0.02)          3.35           3.33      (0.02)         --
 2001...................................    7.35      (0.01)         (2.91)         (2.92)      --            --
 2002...................................    4.43       0.01           0.53           0.54      (0.02)         --
 Six Months Ended September 30, 2002
  (Unaudited)...........................    4.95       0.08          (1.02)         (0.94)     (0.07)         --

* Commencement of operations
(1)Annualized
(2)Not Annualized
(3)Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
(4)The annualized ratio of net operating expenses to average net assets, excluding foreign investment taxes, is 1.65%.
(5)For comparative purposes per share amounts are based on average shares outstanding.
(6)Total returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.
(7)The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.


                      See Notes to Financial Statements.



                                                  Ratio of Net    Ratio of Gross Ratio of Net
                                      Net Assets,  Operating        Operating     Investment
              Net Asset                 End of      Expenses         Expenses    Income (Loss) Portfolio    Fee
    Total     Value, End    Total       Period     to Average       to Average    to Average   Turnover   Waivers
Distributions of Period   Return(6)     (000's)    Net Assets     Net Assets(3)   Net Assets     Rate     (Note 2)
------------- ---------- ---------    ----------- ------------    -------------- ------------- ---------  --------
   $(0.49)      $13.00     19.42%      $204,889       1.44%            1.52%          0.32%        37%     $0.01
    (0.07)       12.52     (3.18)%      202,083       1.42%            1.52%          0.11%        50%      0.01
    (0.04)       20.02     60.30%       473,773       1.40%            1.51%         (0.36)%       25%      0.01
    (0.73)       11.75    (38.41)%      302,067       1.41%            1.53%         (0.29)%       55%      0.02
    (0.60)        9.75    (12.25)%      167,280       1.23%            1.53%          0.44%        50%      0.03
    (0.03)        7.46    (23.24)%(2)   127,552       1.41%(1)         1.56%(1)       1.11%(1)     86%(1)   0.01
   $(0.18)      $10.60     14.05%      $ 88,696       1.50%            1.60%          0.88%        77%     $0.01
    (0.75)        4.77    (47.19)%       14,183       1.55%            1.66%          1.63%        29%      0.01
    (0.13)        7.20     54.52%        23,711       1.64%            1.75%          0.42%        69%      0.01
     --           5.32    (26.11)%       22,172       1.67%            1.92%          2.12%        16%      0.02
    (0.19)        5.97     16.12%        13,990       1.59%            1.82%          2.55%         7%      0.01
    (0.06)        3.63    (38.38)%(2)     6,192       1.67%(1)         1.71%(1)       1.62%(1)      6%(1)     --
   $(0.06)      $ 6.52    (27.56)%     $ 43,808       1.48%            1.57%          0.22%        52%     $0.01
    (0.20)        6.61      5.14%        28,008       1.55%            1.64%          0.01%        78%      0.01
     --          11.89     79.88%        88,535       1.49%            1.58%         (0.48)%      105%      --
    (0.36)        6.59    (41.79)%       31,995       1.50%            1.68%         (0.63)%       75%      0.02
    (0.02)        6.68      1.62%        23,541       1.43%            1.74%          0.35%        94%      0.02
    (0.05)        5.78    (12.85)%(2)    31,933       1.50%(1)         1.54%(1)       0.75%(1)     78%(1)     --
   $(0.81)      $14.13     38.02%      $207,636       1.43%            1.50%         (0.13)%       40%     $0.01
    (0.48)       12.39     (8.84)%      157,836       1.43%            1.50%          0.04%        46%      0.01
    (1.30)       15.96     42.77%       195,424       1.43%            1.50%         (0.21)%       46%      0.01
    (1.35)        9.44    (34.77)%      111,660       1.45%            1.52%         (0.34)%       43%      0.01
    (0.56)        8.13     (8.26)%       57,948       1.39%            1.51%          0.27%        29%      0.01
    (0.03)        5.69    (29.75)%(2)    37,392       1.42%(1)         1.51%(1)       1.28%(1)     39%(1)   --
     --         $ 7.00     (0.14)%(2)  $  6,535       1.85%(1)(4)      2.74%(1)       2.33%(1)      --      --
   $(0.08)        4.04    (41.21)%        5,411       1.65%            2.48%          1.93%        73%     $0.03
    (0.02)        7.35     82.77%        17,203       1.65%            2.03%         (0.60)%       57%      0.01
     --           4.43    (39.73)%       12,258       1.65%            2.09%         (0.16)%       30%      0.02
    (0.02)        4.95     12.16%        22,847       1.59%            1.93%          0.78%        31%      0.01
    (0.07)        3.94    (19.27)%(2)    23,393       1.63%(1)         1.67%(1)       0.88%(1)     27%(1)     --


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
International Fund



                                                                Value
 Shares                                                        (Note 1)
---------                                                     ----------
COMMON STOCKS -- 90.35%
           AUSTRALIA -- 2.66%
   90,870  Rio Tinto Ltd..................................... $1,496,176
  283,561  Woolworths Ltd....................................  1,895,271
                                                              ----------
                                                               3,391,447
                                                              ----------
           BELGIUM -- 1.59%
    8,600  Electrabel........................................  2,031,352
                                                              ----------
           CANADA -- 2.98%
  100,000  Barrick Gold Corp.................................  1,555,000
  160,750  Bombardier, Inc., Class B.........................    441,855
   10,800  +Magna International, Class A.....................    614,964
   69,255  +Suncor Energy Inc................................  1,192,380
                                                              ----------
                                                               3,804,199
                                                              ----------
           CHILE -- 0.90%
   40,280  Vina Concha y Toro S.A. ADR.......................  1,144,758
                                                              ----------
           CHINA -- 5.15%
4,768,900  Chaoda Modern Agriculture Holdings Ltd............  1,210,629
3,569,300  China Southern Airlines Co., Ltd., Class H........    887,795
1,280,000  CNOOC Ltd.........................................  1,780,604
   40,300  Huaneng Power International, Inc. ADR.............  1,266,226
2,669,700  People's Food Holdings Ltd........................  1,419,494
                                                              ----------
                                                               6,564,748
                                                              ----------
           FRANCE -- 7.62%
  336,728  +Alstom...........................................  1,271,251
   30,200  Aventis S.A.......................................  1,581,873
   30,000  BNP Paribas.......................................    977,824
   86,600  France Telecom S.A................................    593,972
   29,250  L'OREAL S.A.......................................  2,110,268
   24,202  TotalFinaElf S.A..................................  3,185,989
                                                              ----------
                                                               9,721,177
                                                              ----------
           GERMANY -- 4.28%
   36,230  Adidas-Salomon AG.................................  2,399,010
   17,979  Muenchener Rueckversicherungs AG..................  1,833,724
   33,600  Volkswagen AG.....................................  1,222,013
                                                              ----------
                                                               5,454,747
                                                              ----------

                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
COMMON STOCKS -- (continued)
          HONG KONG -- 2.73%
1,070,000 Cafe de Coral Holdings Ltd........................ $   713,370
3,045,100 +Convenience Retail Asia Ltd......................     868,679
1,415,000 Hong Kong & China Gas.............................   1,895,834
                                                             -----------
                                                               3,477,883
                                                             -----------
          INDIA -- 0.76%
  181,200 Hero Honda Motors Ltd.............................     974,208
                                                             -----------
          IRELAND -- 2.54%
  544,463 Anglo Irish Bank Corp. plc........................   3,236,521
                                                             -----------
          ITALY -- 6.35%
  186,300 +Autogrill S.p.A..................................   1,471,121
1,188,200 Cassa di Risparmio di Firenze S.p.A...............   1,350,443
  189,200 ENI S.p.A.........................................   2,595,370
   88,650 Permasteelisa S.p.A...............................   1,280,899
  259,600 Saipem S.p.A......................................   1,403,398
                                                             -----------
                                                               8,101,231
                                                             -----------
          JAPAN -- 15.85%
      301 Can Do Co., Ltd...................................     593,396
   85,000 Daiichi Pharmaceutical Co., Ltd...................   1,379,662
   24,500 Don Quijote Co., Ltd..............................   2,475,357
   52,400 ITO EN Ltd........................................   1,868,047
  579,000 Keisei Electric Railway Co........................   1,778,758
   78,100 Kohnan Shoji Co., Ltd.............................   1,539,675
  120,400 Mimasu Semiconductor Industry Co., Ltd............   1,228,329
  126,500 +Sega Corp........................................   2,363,952
   58,500 Shin-Etsu Chemical Co., Ltd.......................   1,936,545
   46,000 Takeda Chemical Industries Ltd....................   1,855,265
      158 Thine Electonics Inc..............................   1,142,106
  517,000 +Toyama Chemical Co., Ltd.........................   2,059,676
                                                             -----------
                                                              20,220,768
                                                             -----------
          NETHERLANDS -- 2.28%
  158,400 +ASML Holding N.V.................................     973,721
   96,900 Koninklijke Ahold N.V.............................   1,148,237
   56,568 Nutreco Holding N.V...............................     782,686
                                                             -----------
                                                               2,904,644
                                                             -----------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
International Fund -- (continued)


                                                               Value
 Shares                                                       (Note 1)
---------                                                    -----------
COMMON STOCKS -- (continued)
          RUSSIA -- 2.06%
   23,970 Lukoil Co. ADR.................................... $ 1,458,114
   71,600 +MMC Norilsk Nickel ADR...........................   1,174,240
                                                             -----------
                                                               2,632,354
                                                             -----------
          SINGAPORE -- 1.34%
1,808,500 Sembcorp Logistics Ltd............................   1,709,492
                                                             -----------
          SOUTH AFRICA -- 1.12%
  124,600 Sappi Ltd. ADR....................................   1,426,670
                                                             -----------
          SOUTH KOREA -- 4.42%
    2,425 Lotte Chilsung Beverage Co........................   1,428,221
   13,600 +NCSoft Corp......................................   1,257,096
    6,990 Samsung Electronics...............................   1,706,761
   21,300 Samsung Fire & Marine Insurance Co., Ltd..........   1,244,024
                                                             -----------
                                                               5,636,102
                                                             -----------
          SWITZERLAND -- 8.67%
      353 Lindt & Spruengli AG (Registered).................   2,252,376
   33,900 +Logitech International (Registered)..............     954,962
   10,600 Nestle S.A. (Registered)..........................   2,316,861
   70,280 Novartis AG (Registered)..........................   2,778,856
   40,800 Roche Holding AG..................................   2,759,788
                                                             -----------
                                                              11,062,843
                                                             -----------
          TAIWAN -- 2.39%
  627,000 Fubon Financial Holding Co., Ltd..................     520,257
  331,200 Hon Hai Precision Industry Co., Ltd...............   1,104,000
  128,364 Hon Hai Precision Industry Co., Ltd. GDR..........     856,188
  629,000 +Taipei Bank......................................     572,309
                                                             -----------
                                                               3,052,754
                                                             -----------
          THAILAND -- 3.01%
  184,900 Aeon Thana Sinsap Thailand Public Co., Ltd........     730,881
  425,900 Dhipaya Insurance Public Co., Ltd. (Foreign)......     964,822
1,611,000 +Siam Commercial Bank Public Co., Ltd. (Foreign)..     863,966

                                                                Value
 Shares                                                        (Note 1)
---------                                                    ------------
COMMON STOCKS -- (continued)
          THAILAND -- (continued)
3,150,900 Thai Union Frozen Products Public Co., Ltd.
           (Foreign)........................................ $  1,274,636
                                                             ------------
                                                                3,834,305
                                                             ------------
          UNITED KINGDOM -- 9.92%
  846,707 BAE Systems plc...................................    2,556,540
  150,800 Carpetright plc...................................    1,494,033
  109,726 GlaxoSmithKline plc...............................    2,122,428
   85,500 Man Group plc.....................................    1,336,506
   55,045 Reckitt Benckiser plc.............................    1,038,765
   75,600 Royal Bank of Scotland Group plc..................    1,426,663
  599,910 Serco Group plc...................................    1,320,787
1,056,173 Vodafone Group plc................................    1,353,664
                                                             ------------
                                                               12,649,386
                                                             ------------
          UNITED STATES -- 1.73%
   72,000 Aflac, Inc........................................    2,209,680
                                                             ------------
          TOTAL COMMON STOCKS (Cost $148,772,187)...........  115,241,269
                                                             ------------
PREFERRED STOCKS -- 3.48%
          GERMANY -- 1.21%
  240,900 Prosieben SAT.1 Media AG..........................    1,540,387
                                                             ------------
          SOUTH KOREA -- 2.27%
  263,535 Hyundai Motor Co., Ltd............................    2,899,424
                                                             ------------
          TOTAL PREFERRED STOCKS (Cost $5,610,925)..........    4,439,811
                                                             ------------
 No. of
 Rights
---------
RIGHTS -- 0.00%
          BRAZIL -- 0.00%
   25,200 ++Cia Vale do Rio Doce (Cost $0)..................           --
                                                             ------------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
International Fund -- (continued)



Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    ----------
REPURCHASE AGREEMENT -- 5.61%
           UNITED STATES -- 5.61%
$7,151,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.67%, dated 9/30/02, due 10/1/02, to
            be repurchased at $7,151,332 (Cost $7,151,000)... $7,151,000
                                                              ----------

TOTAL INVESTMENTS (Cost $161,534,112*).............  99.44% $126,832,080
OTHER ASSETS & LIABILITIES (NET)...................   0.56       719,589
                                                    ------  ------------
NET ASSETS......................................... 100.00% $127,551,669
                                                    ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
++Security fair valued using methods determined in good faith by the Valuation
  Committee of the Board of Directors.
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
plc--public limited company

   At September 30, 2002, sector diversification of the Fund's investment portfolio was as follows:

                                                   % of
                                                   Net
         Sector Diversification                   Assets  Market Value
         ----------------------                   ------  ------------
         Consumer Staples........................  14.65% $ 18,679,620
         Financials..............................  13.54    17,267,620
         Health Care.............................  11.40    14,537,548
         Consumer Discretionary..................   9.80    12,494,503
         Energy..................................   9.11    11,615,855
         Repurchase Agreement....................   5.61     7,151,000
         Consumer Cyclical.......................   5.59     7,135,411
         Industrials.............................   5.39     6,875,050
         Technology..............................   4.95     6,308,013
         Capital Goods...........................   4.15     5,303,997
         Utilities...............................   4.07     5,193,412
         Materials...............................   3.94     5,031,220
         Transportation..........................   3.43     4,376,045
         Information Technology..................   2.28     2,915,150
         Telecommunications......................   1.53     1,947,636
                                                  ------  ------------
         Total Investments.......................  99.44% $126,832,080
         Other Assets and Liabilities (Net)......   0.56       719,589
                                                  ------  ------------
         Net Assets.............................. 100.00% $127,551,669
                                                  ======  ============


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
Latin America Fund


                                                                 Value
  Shares                                                        (Note 1)
-----------                                                    ----------
COMMON STOCKS -- 88.53%
            BRAZIL -- 17.88%
      8,500 Aracruz Celulose S.A. ADR......................... $  124,610
 18,586,500 Cia Siderurgica Nacional S.A......................    145,646
     12,742 Cia Vale do Rio Doce..............................    278,660
215,752,032 Tele Celular Sul Participacoes S.A................    108,290
     27,000 Tele Centro Oeste Celular Participacoes S.A. ADR..     62,640
    519,847 Tele Centro Sul...................................      1,664
     10,210 Telemig Celular Participacoes S.A. ADR............    136,712
     29,800 Ultrapar Participacoes S.A. ADR...................    168,072
     11,380 Unibanco -- Uniao de Bancos Brasileiros S.A. GDR..     80,798
                                                               ----------
                                                                1,107,092
                                                               ----------
            CHILE -- 9.41%
     28,829 Cia de Telecomunicaciones de Chile S.A. ADR.......    251,966
     11,646 Vina Concha y Toro S.A. ADR.......................    330,979
                                                               ----------
                                                                  582,945
                                                               ----------
            MEXICO -- 54.24%
     24,460 America Movil S.A. de C.V., Series L, ADR.........    295,477
     14,155 Cemex S.A. de C.V. ADR............................    295,132
      7,648 Fomento Economico Mexicano S.A. de C.V. ADR.......    258,502
    146,300 Grupo Continental S.A.............................    243,130
     69,755 +Grupo Elektra S.A................................    226,391
    338,600 +Grupo Financiero BBVA Bancomer, Series B.........    239,977
     18,500 Grupo Imsa S.A. de C.V. ADR.......................    194,805
    199,300 +Grupo Televisa S.A. CPO..........................    251,719
    118,900 +Organizacion Soriana S.A. de C.V., Series B......    243,391
     27,010 Telefonos de Mexico S.A. de C.V., Class L, ADR....    760,331
    144,500 Wal-Mart de Mexico S.A. de C.V., Series V.........    349,614
                                                               ----------
                                                                3,358,469
                                                               ----------

                                                                Value
  Shares                                                       (Note 1)
----------                                                    ----------
COMMON STOCKS -- (continued)
           PERU -- 4.63%
    40,558 Credicorp Ltd..................................... $  286,745
                                                              ----------
           VENEZUELA -- 2.37%
    13,899 Compania Anonima Nacional Telefonos de
            Venezuela ADR....................................    146,635
                                                              ----------
           TOTAL COMMON STOCKS (Cost $8,691,130).............  5,481,886
                                                              ----------
PREFERRED STOCKS -- 9.99%
           BRAZIL -- 9.99%
42,555,500 Banco Bradesco S.A................................     87,182
33,996,900 Brasil Telecom Participacoes S.A..................    146,522
15,956,000 Centrais Eletricas Brasileiras S.A................     61,699
 7,663,000 Eletropaulo Metropolitana de Sao Paulo S.A........     45,036
24,232,400 Gerdau S.A........................................    158,860
28,610,000 Tele Celular Sul Participacoes S.A................     18,243
18,422,190 Tele Norte Leste Participacoes S.A. (Telemar).....    100,768
                                                              ----------
           TOTAL PREFERRED STOCKS (Cost $2,113,642)..........    618,310
                                                              ----------

  No. of
  Rights
----------
RIGHTS -- 0.00%
           BRAZIL -- 0.00%
    45,600 ++Cia Vale do Rio Doce (Cost $0)..................         --
                                                              ----------

TOTAL INVESTMENTS (Cost $10,804,772*).............  98.52% $6,100,196
OTHER ASSETS & LIABILITIES (NET)..................   1.48      91,901
                                                   ------  ----------
NET ASSETS........................................ 100.00% $6,192,097
                                                   ======  ==========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
++Security fair valued using methods determined in good faith by the Valuation
  Committee of the Board of Directors.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
Latin America Fund -- (continued)


   At September 30, 2002, sector diversification of the Fund's investment portfolio was as follows:

                                                % of
                                                Net
            Sector Diversification             Assets  Market Value
            ----------------------             ------  ------------
            Telecommunications................  36.84%  $2,280,967
            Consumer Discretionary............  17.41    1,077,898
            Materials.........................  12.13      751,238
            Financials........................  11.22      694,702
            Consumer Staples..................   9.27      574,109
            Industrials.......................   7.92      489,937
            Capital Goods.....................   2.01      124,610
            Utilities.........................   1.72      106,735
                                               ------   ----------
            Total Investments.................  98.52%  $6,100,196
            Other Assets and Liabilities (Net)   1.48       91,901
                                               ------   ----------
            Net Assets........................ 100.00%  $6,192,097
                                               ======   ==========


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
Pacific/Asia Fund


                                                                Value
  Shares                                                       (Note 1)
----------                                                    -----------
COMMON STOCKS  -- 89.43%
           AUSTRALIA -- 5.04%
    43,426 Rio Tinto Ltd..................................... $   715,010
   133,700 Woolworths Ltd....................................     893,627
                                                              -----------
                                                                1,608,637
                                                              -----------
           CHINA -- 10.05%
 2,143,200 Chaoda Modern Agriculture Holdings Ltd............     544,071
 1,904,800 China Southern Airlines Co., Ltd., Class H........     473,782
    33,400 CNOOC Ltd. ADR....................................     941,212
    10,660 Huaneng Power International, Inc. ADR.............     334,937
 1,719,600 People's Food Holdings Ltd........................     914,321
                                                              -----------
                                                                3,208,323
                                                              -----------
           HONG KONG -- 7.51%
 1,597,700 Cafe de Coral Holdings Ltd........................   1,065,188
 1,905,200 +Convenience Retail Asia Ltd......................     543,498
   588,400 Hong Kong & China Gas.............................     788,346
                                                              -----------
                                                                2,397,032
                                                              -----------
           INDIA -- 2.12%
   125,787 Hero Honda Motors Ltd.............................     676,284
                                                              -----------
           INDONESIA -- 1.49%
    64,300 PT Telekomunikasi Indonesia ADR...................     477,749
                                                              -----------
           JAPAN -- 31.38%
       356 Can Do Co., Ltd...................................     701,824
    25,800 Daiichi Pharmaceutical Co., Ltd...................     418,768
    11,700 Don Quijote Co., Ltd..............................   1,182,109
    23,800 ITO EN Ltd........................................     848,464
   257,000 Keisei Electric Railway Co........................     789,535
    37,300 Kohnan Shoji Co., Ltd.............................     735,338
    76,950 Mimasu Semiconductor Industry Co., Ltd............     785,049
    57,200 +Sega Corp........................................   1,068,917
    29,000 Shin-Etsu Chemical Co., Ltd.......................     959,997
    21,000 Takeda Chemical Industries Ltd....................     846,969
        64 Thine Electronics Inc.............................     462,625
   178,000 +Toyama Chemical Co., Ltd.........................     709,134
       331 Yoshinoya D&C Co., Ltd............................     513,874
                                                              -----------
                                                               10,022,603
                                                              -----------

                                                                 Value
  Shares                                                        (Note 1)
-----------                                                    -----------
COMMON STOCKS  -- (continued)
            SINGAPORE -- 2.07%
    701,000 Sembcorp Logistics Ltd............................ $   662,623
                                                               -----------
            SOUTH KOREA -- 9.84%
      1,544 Lotte Chilsung Beverage Co........................     909,350
      7,979 +NCSoft Corp......................................     737,527
      3,848 Samsung Electronics...............................     939,573
      9,500 Samsung Fire & Marine Insurance Co., Ltd..........     554,847
                                                               -----------
                                                                 3,141,297
                                                               -----------
            TAIWAN -- 4.79%
    328,000 Fubon Financial Holding Co., Ltd..................     272,160
    286,580 Hon Hai Precision Industry Co., Ltd...............     955,267
    331,000 +Taipei Bank......................................     301,167
                                                               -----------
                                                                 1,528,594
                                                               -----------
            THAILAND -- 11.76%
    167,900 Aeon Thana Sinsap Thailand Public Co., Ltd........     663,682
  1,192,000 +GMM Grammy Public Co., Ltd. (Foreign)............     509,755
 12,297,400 Home Product Center Public Co., Ltd. (Foreign)....     653,815
  1,014,000 +Thai Farmers Bank (Foreign)......................     597,711
  3,901,700 +Thai Film Industries Public Co., Ltd. (Foreign)..     391,433
  2,320,600 Thai Union Frozen Products Public Co., Ltd.
             (Foreign)........................................     938,754
                                                               -----------
                                                                 3,755,150
                                                               -----------
            UNITED STATES -- 3.38%
     35,172 Aflac, Inc........................................   1,079,429
                                                               -----------
            TOTAL COMMON STOCKS (Cost $31,140,597)............  28,557,721
                                                               -----------
PREFERRED STOCKS -- 2.98%
            SOUTH KOREA -- 2.98%
     86,600 Hyundai Motor Co., Ltd. (Cost $855,936)...........     952,777
                                                               -----------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
Pacific/Asia Fund -- (continued)


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    ----------
REPURCHASE AGREEMENT -- 7.07%
           UNITED STATES -- 7.07%
$2,258,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.67%, dated 9/30/02, due 10/1/02, to
            be repurchased at $2,258,105 (Cost $2,258,000)... $2,258,000
                                                              ----------

TOTAL INVESTMENTS (Cost $34,254,533*)...............  99.48% $31,768,498
OTHER ASSETS & LIABILITIES (NET)....................   0.52      164,559
                                                     ------  -----------
NET ASSETS.......................................... 100.00% $31,933,057
                                                     ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt

  At September 30, 2002, sector diversification of the Fund's investment portfolio was as follows:

                                                    % of
                                                    Net      Market
          Sector Diversification                   Assets    Value
          ----------------------                   ------  -----------
          Consumer Discretionary..................  19.61% $ 6,261,449
          Consumer Staples........................  14.11    4,504,516
          Financials..............................  10.86    3,468,996
          Materials...............................   9.60    3,064,160
          Technology..............................   9.16    2,924,774
          Repurchase Agreement....................   7.07    2,258,000
          Health Care.............................   6.18    1,974,871
          Transportation..........................   6.03    1,925,940
          Utilities...............................   3.52    1,123,283
          Information Technology..................   2.99      955,267
          Consumer Cyclical.......................   2.98      952,777
          Energy..................................   2.95      941,212
          Industrials.............................   2.93      935,504
          Telecommunications......................   1.49      477,749
                                                   ------  -----------
          Total Investments.......................  99.48% $31,768,498
          Other Assets and Liabilities (Net)......   0.52      164,559
                                                   ------  -----------
          Net Assets.............................. 100.00% $31,933,057
                                                   ======  ===========


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
Pan European Fund


                                                               Value
Shares                                                        (Note 1)
-------                                                      ----------
COMMON STOCKS -- 92.75%
          BELGIUM -- 1.14%
  1,800   Electrabel........................................ $  425,167
                                                             ----------
          DENMARK -- 0.73%
 19,900   Vestas Wind Systems A.S...........................    272,726
                                                             ----------
          FRANCE -- 17.78%
144,288   +Alstom...........................................    544,732
 31,580   Aventis S.A.......................................  1,654,157
 36,828   Axa...............................................    361,423
 21,900   BNP Paribas.......................................    713,812
 16,756   Carrefour S.A.....................................    672,334
101,100   +Gemplus International S.A........................     44,963
 17,500   L'OREAL S.A.......................................  1,262,553
 10,587   TotalFinaElf S.A..................................  1,393,689
                                                             ----------
                                                              6,647,663
                                                             ----------
          GERMANY -- 6.68%
 20,370   Adidas-Salomon AG.................................  1,348,822
  4,959   Muenchener Rueckversicherungs AG..................    505,781
 17,700   Volkswagen AG.....................................    643,739
                                                             ----------
                                                              2,498,342
                                                             ----------
          IRELAND -- 10.24%
262,118   Anglo Irish Bank Corp. plc........................  1,558,142
182,346   Irish Continental Group plc.......................  1,009,190
111,000   Irish Life & Permanent plc........................  1,261,565
                                                             ----------
                                                              3,828,897
                                                             ----------
          ITALY -- 17.42%
112,300   +Autogrill S.p.A..................................    886,779
693,600   Cassa di Risparmio di Firenze S.p.A...............    788,308
151,940   ENI S.p.A.........................................  2,084,253
 60,400   Permasteelisa S.p.A...............................    872,716
187,200   Saipem S.p.A......................................  1,012,003
101,450   San Paolo-IMI S.p.A...............................    570,497
 12,000   +Tod's S.p.A......................................    299,455
                                                             ----------
                                                              6,514,011
                                                             ----------
          NETHERLANDS -- 4.08%
 79,900   +ASML Holding N.V.................................    491,163
 58,242   Koninklijke Ahold N.V.............................    690,151
 24,909   Nutreco Holding N.V...............................    344,646
                                                             ----------
                                                              1,525,960
                                                             ----------
                                                             Value
Shares                                                      (Note 1)
-------                                                    -----------
COMMON STOCKS -- (continued)
        RUSSIA -- 5.93%
 24,100 +MMC Norilsk Nickel ADR........................... $   395,240
110,460 Surgutneftegaz ADR................................   1,822,038
                                                           -----------
                                                             2,217,278
                                                           -----------
        SPAIN -- 1.40%
 70,010 +Telefonica S.A...................................     521,699
                                                           -----------
        SWITZERLAND -- 8.38%
 23,300 +Logitech International (Registered)..............     656,360
  5,400 Nestle S.A. (Registered)..........................   1,180,288
  9,450 +Nobel Biocare Holdings AG........................     411,734
 13,070 Roche Holding AG..................................     884,079
                                                           -----------
                                                             3,132,461
                                                           -----------
        UNITED KINGDOM -- 18.97%
395,793 BAE Systems plc...................................   1,195,054
 20,800 Carpetright plc...................................     206,073
 80,685 GlaxoSmithKline plc...............................   1,560,688
 74,600 Reckitt Benckiser plc.............................   1,407,792
 72,900 Rio Tinto plc.....................................   1,171,647
 39,876 Royal Bank of Scotland Group plc..................     752,508
216,582 Serco Group plc...................................     476,836
252,241 Vodafone Group plc................................     323,289
                                                           -----------
                                                             7,093,887
                                                           -----------
        TOTAL COMMON STOCKS (Cost $51,245,782)............  34,678,091
                                                           -----------
PREFERRED STOCKS -- 2.35%
        GERMANY -- 2.35%
107,400 Prosieben SAT.1 Media AG..........................     686,748
  7,500 Volkswagen AG.....................................     192,718
                                                           -----------
        TOTAL PREFERRED STOCKS (Cost $1,209,046)..........     879,466
                                                           -----------


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
Pan European Fund -- (continued)


Principal                                                       Value
 Amount                                                        (Note 1)
----------                                                    ----------
REPURCHASE AGREEMENT -- 3.00%
           UNITED STATES -- 3.00%
$1,123,000 #JP Morgan Chase Securities, Inc., Repurchase
            Agreement, 1.67%, dated 9/30/02, due 10/1/02, to
            be repurchased at $1,123,052 (Cost $1,123,000)... $1,123,000
                                                              ----------

TOTAL INVESTMENTS (Cost $53,577,828*)...............  98.10% $36,680,557
OTHER ASSETS & LIABILITIES (NET)....................   1.90      711,214
                                                     ------  -----------
NET ASSETS.......................................... 100.00% $37,391,771
                                                     ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt
plc--public limited company

   At September 30, 2002, sector diversification of the Fund's investment portfolio was as follows:

                                                    % of
                                                    Net      Market
          Sector Diversification                   Assets    Value
          ----------------------                   ------  -----------
          Financials..............................  17.42% $ 6,512,036
          Energy..................................  16.88    6,311,983
          Consumer Staples........................  14.86    5,557,764
          Health Care.............................  12.06    4,510,658
          Consumer Cyclical.......................   7.92    2,961,570
          Materials...............................   4.19    1,566,887
          Telecommunications......................   4.10    1,531,736
          Industrials.............................   3.79    1,417,448
          Capital Goods...........................   3.20    1,195,054
          Repurchase Agreement....................   3.00    1,123,000
          Consumer Discretionary..................   2.92    1,092,852
          Transportation..........................   2.70    1,009,190
          Utilities...............................   1.87      697,893
          Information Technology..................   1.76      656,360
          Technology..............................   1.43      536,126
                                                   ------  -----------
          Total Investments.......................  98.10% $36,680,557
          Other Assets and Liabilities (Net)......   1.90      711,214
                                                   ------  -----------
          Net Assets.............................. 100.00% $37,391,771
                                                   ======  ===========


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
Emerging Markets Fund


                                                               Value
 Shares                                                       (Note 1)
---------                                                    ----------
COMMON STOCKS -- 90.92%
          BRAZIL -- 5.23%
   29,000 Aracruz Celulose S.A. ADR......................... $  425,140
   20,300 Cia Vale do Rio Doce..............................    443,949
   65,200 Tele Centro Oeste Celular Participacoes S.A. ADR..    151,264
   15,200 Telemig Celular Participacoes S.A. ADR............    203,528
                                                             ----------
                                                              1,223,881
                                                             ----------
          CHILE -- 3.57%
   27,610 Cia de Telecomunicaciones de Chile S.A. ADR.......    241,312
   20,846 Vina Concha y Toro S.A. ADR.......................    592,443
                                                             ----------
                                                                833,755
                                                             ----------
          CHINA -- 12.53%
1,588,000 Chaoda Modern Agriculture Holdings Ltd............    403,128
   29,500 +China Mobile (Hong Kong) Ltd. ADR................    333,350
3,084,000 China Petroleum & Chemical Corp., Class H.........    494,256
1,408,000 China Southern Airlines Co., Ltd., Class H........    350,213
  635,327 Dazhong Transportation (Group) Co., Ltd., Class B.    546,381
   16,400 Huaneng Power International, Inc. ADR.............    515,288
  543,800 People's Food Holdings Ltd........................    289,142
                                                             ----------
                                                              2,931,758
                                                             ----------
          HONG KONG -- 1.15%
  218,700 Asia Satellite Telecommunications Holdings Ltd....    269,183
                                                             ----------
          INDIA -- 4.17%
   83,150 ICICI Bank Ltd. ADR...............................    498,068
   51,800 India Fund, Inc...................................    477,596
                                                             ----------
                                                                975,664
                                                             ----------
          INDONESIA -- 2.18%
   68,600 PT Telekomunikasi Indonesia ADR...................    509,698
                                                             ----------

                                                             Value
Shares                                                      (Note 1)
-------                                                    ----------
COMMON STOCKS -- (continued)
        MEXICO -- 8.34%
 37,100 America Movil S.A. de C.V., Series L, ADR......... $  448,168
579,200 +Grupo Financiero BBVA Bancomer, Series B.........    410,499
 10,450 +Grupo Televisa S.A. ADR..........................    266,371
 13,900 Telefonos de Mexico S.A. de C.V., Class L, ADR....    391,285
179,500 Wal-Mart de Mexico S.A. de C.V., Series V.........    434,295
                                                           ----------
                                                            1,950,618
                                                           ----------
        RUSSIA -- 5.84%
  5,250 Lukoil Co. ADR....................................    319,362
 26,100 +MMC Norilsk Nickel ADR...........................    428,040
 37,500 Surgutneftegaz ADR................................    618,562
                                                           ----------
                                                            1,365,964
                                                           ----------
        SOUTH AFRICA -- 6.49%
815,700 African Bank Investments Ltd......................    406,302
     10 +Metro Cash & Carry Ltd...........................          2
 55,322 Nedcor Ltd........................................    521,728
 51,300 Sappi Ltd.........................................    589,901
                                                           ----------
                                                            1,517,933
                                                           ----------
        SOUTH KOREA -- 17.05%
 19,838 KT Corp. ADR......................................    440,007
 44,900 LG Cable Ltd......................................    405,845
  1,200 Lotte Chilsung Beverage Co........................    706,748
  4,000 +NCSoft Corp......................................    369,734
  4,770 Samsung Electronics...............................  1,164,699
 40,500 Shinhan Financial Group Co., Ltd..................    458,834
 20,785 SK Telecom Co., Ltd. ADR..........................    441,266
                                                           ----------
                                                            3,987,133
                                                           ----------
        TAIWAN -- 12.58%
761,000 +Chinatrust Financial Holding.....................    533,462
287,000 Fubon Financial Holding Co., Ltd..................    238,140
138,174 Hon Hai Precision Industry Co., Ltd...............    460,580
334,525 President Chain Store Corp........................    526,434
264,206 Ritek Corp........................................    113,393
443,850 Synnex Technology International Corp..............    563,861


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
Emerging Markets Fund -- (continued)


                                                                 Value
  Shares                                                        (Note 1)
-----------                                                    -----------
COMMON STOCKS -- (continued)
            TAIWAN -- (continued)
    290,000 +Taipei Bank...................................... $   263,863
    175,384 +Taiwan Semiconductor Manufacturing Co., Ltd......     206,246
      5,940 +Taiwan Semiconductor Manufacturing Co., Ltd. ADR.      37,719
                                                               -----------
                                                                 2,943,698
                                                               -----------
            THAILAND -- 7.52%
     77,600 BEC World Public Co., Ltd. (Foreign)..............     358,761
  1,139,000 +GMM Grammy Public Co., Ltd. (Foreign)............     487,090
  6,835,200 +Home Product Center Public Co., Ltd. (Foreign)...     363,406
    202,200 PTT Public Co., Ltd. (Foreign)....................     191,637
    668,000 +Siam Commercial Bank Public Co., Ltd. (Foreign)..     358,243
                                                               -----------
                                                                 1,759,137
                                                               -----------
            TURKEY -- 2.16%
     68,041 @+Akbank T.A.S. ADR...............................     389,038
     20,388 +Akbank T.A.S. ADR................................     116,573
                                                               -----------
                                                                   505,611
                                                               -----------
            UNITED KINGDOM -- 2.11%
    451,000 Old Mutual plc....................................     494,217
                                                               -----------
            TOTAL COMMON STOCKS (Cost $24,984,778)............  21,268,250
                                                               -----------
PREFERRED STOCKS -- 4.32%
            BRAZIL -- 2.24%
135,511,677 Banco Bradesco S.A................................     277,617
     26,400 Petrobras S.A.....................................     247,436
                                                               -----------
                                                                   525,053
                                                               -----------

                                                               Value
 Shares                                                       (Note 1)
---------                                                    ----------
PREFERRED STOCKS -- (continued)
          SOUTH KOREA -- 2.08%
  44,200  Hyundai Motor Co., Ltd............................ $  486,291
                                                             ----------
          TOTAL PREFERRED STOCKS (Cost $1,772,287)..........  1,011,344
                                                             ----------

Principal
 Amount
---------
REPURCHASE AGREEMENT -- 3.49%
          UNITED STATES -- 3.49%
$816,000  # JP Morgan Chase Securities, Inc., Repurchase
           Agreement, 1.67%, dated 9/30/02, due 10/1/02, to
           be repurchased at $816,038 (Cost $816,000).......    816,000
                                                             ----------

TOTAL INVESTMENTS (Cost $27,573,065*).............  98.73% $23,095,594
OTHER ASSETS & LIABILITIES (NET)..................   1.27      297,755
                                                   ------  -----------
NET ASSETS........................................ 100.00% $23,393,349
                                                   ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
@ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002 this security amounted to $389,038 or 1.66% of net assets.
ADR--American Depositary Receipt
plc--public limited company


                      See Notes to Financial Statements.

Excelsior Funds, Inc.
Portfolio of Investments September 30, 2002 (Unaudited)
Emerging Markets Fund -- (continued)


  At September 30, 2002, sector diversification of the Fund's investment portfolio was as follows:

                                                % of
                                                Net
            Sector Diversification             Assets  Market Value
            ----------------------             ------  ------------
            Financials........................  25.17% $ 5,888,129
            Telecommunications................  19.07    4,460,038
            Energy............................   8.00    1,871,253
            Industrials.......................   7.62    1,781,577
            Consumer Staples..................   6.79    1,588,333
            Information Technology............   6.44    1,507,568
            Consumer Discretionary............   6.19    1,447,818
            Technology........................   6.02    1,408,665
            Transportation....................   3.83      896,594
            Repurchase Agreement..............   3.49      816,000
            Utilities.........................   2.20      515,288
            Consumer Cyclical.................   2.08      486,291
            Materials.........................   1.83      428,040
                                               ------  -----------
            Total Investments.................  98.73% $23,095,594
            Other Assets and Liabilities (Net)   1.27      297,755
                                               ------  -----------
            Net Assets........................ 100.00% $23,393,349
                                               ======  ===========


                      See Notes to Financial Statements.

                             EXCELSIOR FUNDS, INC.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Significant Accounting Policies

   Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

   Excelsior Fund currently offers shares in nineteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for International Fund, Latin America Fund, Pacific/Asia Fund, Pan European Fund and Emerging Markets Fund (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and for Excelsior Tax-Exempt Funds, Inc., are presented separately.

   (a) Portfolio valuation:

      Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Investments in securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there was no recent sale, at the last current bid quotation.

      Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

      Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities.

      Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

      The International Fund and the Pacific/Asia Fund had the following forward foreign currency contracts outstanding as of September 30, 2002:

                                     Contracts to   In Exchange  Unrealized
    Settlement Date                 Deliver/Receive     For     Appreciation
    ---------------                 --------------- ----------- ------------
    International Fund
    ------------------
    Foreign Currency Sales:
    10/15/02                    JY   1,317,160,000  $11,062,211   $232,653
                                                    ===========   ========

    Foreign Currency Purchases:
    10/15/02                    JY     663,527,600  $ 5,257,071   $198,387
                                                    ===========   ========

    Pacific/Asia Fund
    -----------------
    Foreign Currency Sales:
    10/15/02                    JY     421,440,000  $ 3,534,718   $ 69,681
                                                    ===========   ========

    Foreign Currency Purchases:
    10/15/02                    JY     211,400,700  $ 1,674,902   $ 63,214
                                                    ===========   ========

   -----
   Currency Legend:
   JY   Japanese Yen

   (b) Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including, where applicable, amortization of premiums and, when appropriate, discount on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

   (c) Concentration of Risks:

      Each Portfolio invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Portfolio focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in a Portfolio will be magnified. Some countries in which the Portfolios may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   (d) Repurchase Agreements:

      Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price including accrued interest.

      If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

   (e) Dividends and distributions to shareholders:

      Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

   (f) Expense Allocation:

      Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Agent and Related Party Transactions:

   United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of each of the International Fund, Latin America Fund, Pacific/Asia Fund, Pan European Fund and 1.25% of the average daily net assets of the Emerging Markets Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   U.S. Trust Company, SEI Investments Global Funds Services (formerly, SEI Investments Mutual Funds Services) and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Portfolio. Until further notice to the Portfolios, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the six months ended September 30, 2002, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

                         International Fund... $96,765
                         Latin America Fund...   6,103
                         Pacific/Asia Fund....  19,140
                         Pan European Fund....  32,197
                         Emerging Markets Fund  15,961

   From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the six months ended September 30, 2002, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding 1.50% of each of International Fund's, Pacific/Asia Fund's and Pan European Fund's average daily net assets and 1.70% of each of Latin America Fund's and Emerging Markets Fund's average daily net assets.

   Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include U.S. Trust and its affiliates) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

   Administrative servicing fees paid to affiliates of U.S. Trust amounted to $170,423 for the six months ended September 30, 2002. U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative servicing fees expense paid to subsidiaries of U.S. Trust Corporation. For the six months ended September 30, 2002, U.S. Trust waived investment advisory and administration fees in amounts equal to the administrative servicing fees for the Portfolios as set forth below:

                         International Fund... $101,852
                         Latin America Fund...    5,467
                         Pacific/Asia Fund....   16,830
                         Pan European Fund....   15,111
                         Emerging Markets Fund   31,163

   Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund. Shares of each portfolio are sold without a sales charge on a continuous basis by the Distributor.

   Boston Financial Data Services, Inc. ("BFDS") serves as shareholder servicing agent to the Portfolios.

   Each Independent Director of the Portfolios receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee.

3.  Purchases and Sales of Securities:

   For the six months ended September 30, 2002, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                        Purchases     Sales
                                       ----------- -----------
                 International Fund... $63,183,813 $67,512,412
                 Latin America Fund...     299,159   3,190,522
                 Pacific/Asia Fund....  22,861,103  11,016,945
                 Pan European Fund....   9,507,391  13,946,284
                 Emerging Markets Fund   8,993,959   3,167,836

4.  Federal Taxes:

   It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

   In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

   Net realized and unrealized gains of the Portfolios derived in some countries are subject to certain non-U.S. taxes.

   Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

   For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2002, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                      Expiration Date Expiration Date Expiration Date Expiration Date
                         March 31,       March 31,       March 31,       March 31,
                           2007            2008            2009            2010          Total
                      --------------- --------------- --------------- --------------- -----------
International Fund...            --              --             --      $36,134,068   $36,134,068
Latin America Fund...   $12,221,795     $16,460,698             --               --    28,682,493
Pacific/Asia Fund....    10,077,003              --     $4,613,175       13,687,497    28,377,675
Pan European Fund....            --              --             --       10,962,167    10,962,167
Emerging Markets Fund       302,894       1,975,151        612,121          402,053     3,292,219

   At September 30, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

                               Tax Basis     Tax Basis    Net Unrealized
                               Unrealized    Unrealized    Appreciation
                              Appreciation (Depreciation) (Depreciation)
                              ------------ -------------- --------------
        International Fund...  $6,475,455   $(41,177,487)  $(34,702,032)
        Latin America Fund...     149,901     (4,854,477)    (4,704,576)
        Pacific/Asia Fund....   1,391,147     (3,877,182)    (2,486,035)
        Pan European Fund....   1,508,955    (18,406,226)   (16,897,271)
        Emerging Markets Fund     907,533     (5,385,004)    (4,477,471)

5.  Common Stock:

   Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 31.375 billion of which is currently classified to represent interests in one of nineteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 875 million shares of the International Fund; 1 billion shares each of the Latin America Fund, Pacific/Asia Fund and Pan European Fund; and 500 million shares of the Emerging Markets Fund.

   Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

   A redemption fee of 2% of the value of the shares redeemed or exchanged is imposed on shares in a Portfolio redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Portfolios or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Portfolios.

                                                     International Fund
                                    ----------------------------------------------------
                                        Six Months Ended              Year Ended
                                            09/30/02                   03/31/02
                                    ------------------------  --------------------------
                                      Shares       Amount        Shares        Amount
                                    ----------  ------------  -----------  -------------
Sold...............................  2,661,710  $ 24,288,420   28,965,833  $ 321,823,295
Issued as reinvestment of dividends      5,014        47,084      115,737      1,220,520
Redeemed........................... (2,727,812)  (24,853,667) (37,631,289)  (409,544,927)
Redemption Fee.....................         --         7,089           --        196,439

                                    ----------  ------------  -----------  -------------
Net (Decrease).....................    (61,088) $   (511,074)  (8,549,719) $ (86,304,673)
                                    ==========  ============  ===========  =============

                                                     Latin America Fund
                                    ----------------------------------------------------
                                        Six Months Ended              Year Ended
                                            09/30/02                   03/31/02
                                    ------------------------  --------------------------
                                      Shares       Amount        Shares        Amount
                                    ----------  ------------  -----------  -------------
Sold...............................    237,793  $  1,173,754      501,480  $   2,772,165
Issued as reinvestment of dividends      5,494        25,930       37,887        208,476
Redeemed...........................   (877,773)   (4,627,280)  (2,368,830)   (12,549,280)
Redemption Fee.....................         --         2,327           --          1,810
                                    ----------  ------------  -----------  -------------
Net (Decrease).....................   (634,486) $ (3,425,269)  (1,829,463) $  (9,566,829)
                                    ==========  ============  ===========  =============

                                                      Pacific/Asia Fund
                                    ----------------------------------------------------
                                        Six Months Ended              Year Ended
                                            09/30/02                   03/31/02
                                    ------------------------  --------------------------
                                      Shares       Amount        Shares        Amount
                                    ----------  ------------  -----------  -------------
Sold...............................  2,926,446  $ 19,718,892    5,809,805  $  36,830,622
Issued as reinvestment of dividends      5,039        34,217        1,502          8,905
Redeemed...........................   (927,263)   (6,145,527)  (7,143,269)   (44,925,442)
Redemption Fee.....................         --        13,564           --         62,057
                                    ----------  ------------  -----------  -------------
Net Increase (Decrease)............  2,004,222  $ 13,621,146   (1,331,962) $  (8,023,858)
                                    ==========  ============  ===========  =============

                                                      Pan European Fund
                                    ----------------------------------------------------
                                        Six Months Ended              Year Ended
                                            09/30/02                   03/31/02
                                    ------------------------  --------------------------
                                      Shares       Amount        Shares        Amount
                                    ----------  ------------  -----------  -------------
Sold...............................  1,256,864  $  9,076,307    8,713,200  $  77,247,621
Issued as reinvestment of dividends      2,936        22,959       63,236        538,141
Redeemed........................... (1,815,028)  (12,807,442) (13,477,743)  (116,675,298)
Redemption Fee.....................         --        10,096           --         28,346
                                    ----------  ------------  -----------  -------------
Net (Decrease).....................   (555,228) $ (3,698,080)  (4,701,307) $ (38,861,190)
                                    ==========  ============  ===========  =============

                                                 Emerging Markets Fund
                                    -----------------------------------------------
                                       Six Months Ended            Year Ended
                                           09/30/02                 03/31/02
                                    ----------------------  -----------------------
                                      Shares      Amount      Shares       Amount
                                    ---------  -----------  ----------  -----------
Sold............................... 2,112,185  $10,434,227   3,266,009  $14,636,492
Issued as reinvestment of dividends       343        1,630         222        1,001
Redeemed...........................  (790,030)  (3,845,340) (1,420,176)  (5,823,346)
Redemption Fee.....................        --          192          --            1
                                    ---------  -----------  ----------  -----------
Net Increase....................... 1,322,498  $ 6,590,709   1,846,055  $ 8,814,148
                                    =========  ===========  ==========  ===========

6.  Organization Costs:

   Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under federal and state securities regulations. All such costs incurred prior to June 30, 1998 are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

7.  Line of Credit:

   The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the six months ended September 30, 2002, the Portfolios had no borrowings under the agreement.

8.  Subsequent Event:

   On November 15, 2002, the Board of Directors of Excelsior Fund approved a proposed Plan of Reorganization (the "Plan") of Latin America Fund into Emerging Markets Fund. The proposed Plan will be submitted to a vote of the shareholders of Latin America Fund on or about February 25, 2003. If the Plan is approved by shareholders, all the assets and liabilities of Latin America Fund will be transferred to the Emerging Markets Fund and all shares of Latin America Fund will be reclassified as shares of Emerging Markets Fund, and each holder of shares of Latin America Fund will hold, immediately after the effective time of the reorganization, full and fractional shares of the Emerging Markets Fund with the same aggregate dollar value as the shareholder had in the Latin America Fund immediately before the transaction. If shareholders approve the Plan, it is expected that the reorganization will occur on or about the close of business on March 3, 2003.

                                                                   SA-INTL-0902